Aetna: Sustaining the Momentum

 Ronald A. Williams
 Chairman and Chief Executive Officer

 2009 JP MORGAN
 HEALTH CARE CONFERENCE

 January 12, 2009

                                                         We want you to know(R)
                                                                  Aetna Logo(R)

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Cautionary Statement                                               Aetna Logo
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CAUTIONARY STATEMENT -- Certain information in this document is forward-looking, including our current estimates and projections as to operating earnings per share, medical membership, health care revenue, medical benefit ratios, medical cost trend, operating expense ratio, pension benefit or expense, 12/31/08 statutory surplus, 12/31/08 debt to capital ratio, 12/31/08 risk based capital ratios, generation of excess capital, need to raise additional capital, ability to hold assets to maturity and investment portfolio declines/losses.
Forward-looking information is based on management's estimates, assumptions and projections, and is subject to significant uncertainties and other factors, many of which are beyond Aetna's control. Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including adverse economic conditions in the U.S. and abroad which can significantly and adversely affect Aetna's business and profitability; continued volatility and further deterioration of the U.S. and global capital markets, including fluctuations in interest rates, fixed income and equity prices and the value of financial assets, along with the general deterioration in the commercial paper, capital and credit markets, which can adversely impact the value of Aetna's investment portfolio, Aetna's profitability by reducing net investment income and/or Aetna's financial position by causing us to realize additional impairments on our investments;
failure to achieve desired rate increases and/or profitable membership growth due to the slowing economy and/or significant competition, especially in key geographic markets where membership is concentrated; adverse pricing or funding actions by federal or state government payors; and unanticipated increases in medical costs (including increased medical utilization, increases resulting from unfavorable changes in contracting or re-contracting with providers, increased pharmacy costs, changes in membership mix to lower-premium or higher-cost products or membership-adverse selection; as well as changes in medical cost estimates due to the necessary extensive judgment that is used in the medical cost estimation process, the considerable variability inherent in such estimates, and the sensitivity of such estimates to changes in medical claims payment patterns and changes in medical cost trends). Other important risk factors include, but are not limited to: adverse changes in size, product mix or medical cost experience of membership; adverse changes in federal or state government policies or regulation (including legislative proposals that would affect our business model and/or limit our ability to price for the risk we assume and/or reflect reasonable costs or profits in our pricing and other proposals, such as initiatives to eliminate or reduce ERISA pre-emption of state laws, that would increase potential litigation exposure or mandate coverage of certain health benefits); the ability to reduce administrative expenses while maintaining targeted levels of service and operating performance; the ability to improve relations with providers while taking actions to reduce medical costs and/or expand the services we offer; the ability to successfully integrate our businesses (including acquired businesses) and implement multiple strategic and operational initiatives simultaneously; our ability to integrate, simplify, and enhance our existing information technology systems and platforms to keep pace with changing customer and regulatory needs; the outcome of various litigation and regulatory matters, including litigation and ongoing reviews of business practices by various regulatory authorities (including the current industry-wide investigation by the New York Attorney General into certain payment practices with respect to out-of-network providers); reputational issues arising from data security breaches or other means; and increases in medical costs or Group
Insurance claims resulting from any acts of terrorism, epidemics or other extreme events. For more discussion of important risk factors that may materially affect Aetna, please see the risk factors contained in Aetna's 2007
Annual Report on Form 10-K and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, on file with the Securities and Exchange Commission
("SEC"). You also should read Aetna's 2007 Annual Report on Form 10-K and
Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, on file with the SEC for a discussion of Aetna's historical results of operations and financial conditions.

2009 ANNUAL JPMORGAN  HEALTH CARE CONFERENCE | JANUARY 12, 2009                2

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Key Messages and Agenda                                            Aetna Logo
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o   2008 Industry Leading Results

o   Health Business Is Strong and Growing Profitably

o   High Quality Balance Sheet & Excellent Capital Position

o   Strategically Positioned for Health Care Reform Opportunities

o   Sustaining Our Momentum In 2009 and Beyond

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Industry Leading Performance

Aetna

Successful Execution of Our Strategy Drove 2008E* Results[1]

Segmentation

Industry Leading Organic Medical Membership Growth of ~5%

Double Digit Health Care Revenue Growth

Consumerism

Personal Health Records

Transparency Programs

Differentiated Brand Experience

Integration

Industry-Leading Solutions

Bank of America Win

Operational Excellence

Total MBR in Line with Original Guidance

Operating Expense Ratio Improvement of 30-40bp

2009 ANNUAL J.P. MORGAN HEALTHCARE CONFERENCE | JANUARY 12, 2009

*Throughout this document "E" indicates management's current projection

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Industry Leading Performance                                       Aetna Logo
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                      -----------------------------------
                      Industry leading results in 2008(1)
                      -----------------------------------

2008 Metrics                  Original       Preliminary   Commentary
                              Guidance        Estimate

Operating EPS                  $4.00         $3.90-$3.95   Industry leading
                                                           growth;
Operatiog EPS Growth            +15%            12%-13%    competitor growth
                                                           declines 2%-51(2)

Medical Membership Growth      >650k            ~875k      Industry leading
                                                           organic growth of ~5%

Health Care Revenue Growth   Double Digit    Double Digit  In line with original
                                                           guidance

Commercial MBR                  80%          Slightly     Slightly above Sept
                                             about 80.2%   YTD of 80.2%

Total MBR                      81.5%          ~81.5%      In line with original
                                                           guidance

Medical Cost Trend         7.5% +/- 50bps  7.5% +/- 50bps  In line with original
                                                           guidance

Operating Expense Ratio        ~50bp       ~30bp - 50bps   Due to higher 1/1
                             improvement    improvement    ramp cost

2009 ANNUAL JPMORGAN  HEALTH CARE CONFERENCE | JANUARY 12, 2009                5

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Key Messages and Agenda                                            Aetna Logo
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o    2008 Industry Leading Results

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o    Health Business Is Strong and Growing Profitably
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o    High Quality Balance Sheet & Excellent Capital Position

o    Strategically Positioned for Health Care Reform
     Opportunities

o    Sustaining Our Momentum In 2009 and Beyond

2009 ANNUAL JPMORGAN  HEALTH CARE CONFERENCE | JANUARY 12, 2009                6

Sustained Profitable Growth

Aetna's Model for Sustaining Profitable Growth



Grow the Top Line
Manage Risk and Margins
Grow Earnings
Produce and Deploy Excess Capital

- Segmentation
- Differentiation
- Innovation
- Integration
- Revenue Diversification
- Pricing Discipline
- Productivity
- Investing for the Future
- ~$1 Billion of Excess Capital per Year in 2008 and 2009

2009 ANNUAL J.P. MORGAN HEALTHCARE CONFERENCE | JANUARY 12, 2009

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Sustained Profitable Growth                                        Aetna Logo(R)
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 -------------------------------------------------------------------------------
             Double digit health care revenue growth(1) is sustainable
 -------------------------------------------------------------------------------

                                        Commercial ASC

                          o Up-sales and cross-salesles inin traditional
                            products

                          o Increasing interest in integrated solutions

                                         Commercial Risk

 [GRAPHIC OMITTED]        o Trend an inherent growth driver

                          o Disciplined growth in traditional markets
                          o Targeted expansion into new geographies
                          o Segmentation strategy drives growth in
                            newer markets
                          o Increased market share in select markets

                                         Medicare & Medicaid

                          o Differentiated Medicare strategy
                          o Schaller Anderson now fully integrated,
                            leading to wins in new statesstates

2009 ANNUAL JPMORGAN  HEALTH CARE CONFERENCE | JANUARY 12, 2009                8

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Sustained Profitable Growth                                        Aetna Logo
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                 Segmentation Strategy Continuously Identifies
                 New Opportunities for Future Profitable Growth
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                                   ---------------------------------------------
                                   o Strong growth in newer
                                     segments in 2008

                                   o Evidence of the succes of our
     [GRAPHIC OMITTED]               segmentation strategy

                                   o Also disciplined, profitable growth in
                                     core segments, and contributions from M&A

                                   o Combined to drive double digit health care
                                     revenue growth in 2008

                                   o Provides significant momentum entering 2009
                                   ---------------------------------------------

      2009 ANNUAL JPMORGAN HEALTH CARE CONFERENCE | JANUARY 12, 2009           9

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Sustained Profitable Growth                                        Aetna Logo
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                 6.6% Average Annual Medical Membership Growth
                Leads to Diversified Health Care Revenue Growth
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12/31/04 - 13.7 million                    12/31/08E - 17.7 million

[GRAPHIC OMITTED]                                 [GRAPHIC OMITTED]

  *Includes Medicare, Medicaid, Global, Individual, Student Health and Other

2009 ANNUAL JPMORGAN HEALTH CARE CONFERENCE | JANUARY 12, 2009                10

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Sustained Profitable Growth                                        Aetna Logo
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              ---------------------------------------------------
              Disciplined Pricing and Rigorous Medical Management
                   Processes Drive Stable and Competitive MBR
              ----------------------------------------------------

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          Forecasting                          2008 Medical Benefit Ratios

o  State of the art unit cost projection
   models

o  16 medical cost categories
o  Major practice categories
o  Market-by-market analysis

            Pricing

o  Peer reviews & delegated authorities                   [GRAPHIC OMITTED]
o  Sound underwriting policies

       Medical Cost Management

o  Focus on Quality and Total Cost
o  Network fortification
o  ActiveHealth CareEngine(R)
o  Case management
o  Disease management

2009 ANNUAL JPMORGAN HEALTH CARE CONFERENCE | JANUARY 12, 2009                11

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Sustained Profitable Growth                                        Aetna Logo
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            --------------------------------------------------------
             Productivity Gains Fund Investments for Future Growth
            --------------------------------------------------------

                                        Investments for Future Growth
Operating Expense Ratio(1)
                                      o Expansion into Targeted Growth Markets
18.8%  18.2%  17.8%-17.9%
 [GRAPHIC OMITTED]                    o Integrated Solutions
2006    2007     2008E
                                      o Network Fortification

                                      o Health Information Technology

                                      o Brand and Member Experience

                                      o Pharmacy Capabilities

2009 ANNUAL JPMORGAN  HEALTH CARE CONFERENCE | JANUARY 12, 2009               12

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Key Messages and Agenda                                            Aetna Logo
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o    2008 Industry Leading Results

o    Health Business Is Strong and Growing Profitably

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o    High Quality Balance Sheet & Excellent Capital Position
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o    Strategically Positioned for Health Care Reform Opportunities

o    Sustaining Our Momentum In 2009 and Beyond

                                                                             13

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Balance Sheet & Capital Strength                                   Aetna Logo
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-------------------------------------   --------------------------------------
    Strong Balance Sheet                    Excellent Capital Position
-------------------------------------   --------------------------------------
    12/31/08 Estimates                      Expect to generate ~$1
                                            billion of excess capital
    ~$5.9 billion of statutory              per year in 2008 and 2009
    surplus, ~$4.9 billion in
    excess of ACL                           No expected need to raise
                                            additional capital

    Debt to Capital ratio of                No long term debt
    ~32%                                    maturing in 2009 or 2010

    RBC ratio of ~600% of                   Untapped $1.5 billion
    ACL                                     credit facility
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2009 ANNUAL JPMORGAN  HEALTH CARE CONFERENCE | JANUARY 12, 2009               14

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Investment Profile                                                 Aetna Logo
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High Quality, Well Diversified Investment Portfolio

$17.8B Invested Assets
as of 11/30/08

Foreign Securities 11%

Redeemable Preferred 2%

U.S. Corporate Securities 33%

Mortgage Loans 9%

Alternative Investments 6%

Other 1%

Cash & Cash Equivalents 8%

U.S. Government 6%

Tax Exempt Municipals 10%

MBS, CMBS & ABS 14%

[GRAPHIC OMITTED]

o    Largely a fixed income portfolio with an average credit quality of A+

o    Ability to hold assets to maturity

o    Actual 2008 credit losses minimal

o    4Q08E change in portfolio market value has improved significantly vs.
     December 2008 estimate

o    2008 investment performance a testimony to sound risk management principles

2009 ANNUAL JPMORGAN HEALTH CARE CONFERENCE | JANUARY 12, 2009               15

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Key Messages and Agenda                                            Aetna Logo
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o    2008 Industry Leading Performance

o    Health Business Is Strong and Growing Profitably

o    High Quality Balance Sheet & Excellent Capital Position

o    Strategically Positioned for Health Care Reform Opportunities

o    Sustaining Our Momentum In 2009 and Beyond

2009 ANNUAL JPMORGAN HEALTH CARE CONFERENCE | JANUARY 12, 2009                16

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Positioned for Healthcare Reform                                   Aetna Logo
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Challenges Facing the Healthcare System

Graphic Omitted

Access        Cost & Affordability         Quality

The healthcare debate reflects a diverse set of values regarding how to best address these challenges

2009 ANNUAL JPMORGAN  HEALTH CARE CONFERENCE | JANUARY 12, 2009              17

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Positioned for Healthcare Reform                                   Aetna Logo
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Aetna is at the Forefront of Health Care Reform

To Your Health!
The Four Pillars of Health Care System Transformation

 -----------------------------------------------------------------------
 1           2                   3                 4
 -----------------------------------------------------------------------
 Get and     Maintain the        Reorient the      Use market
 keep        employer-based      system toward     incentives to
 everyone    system and export   prevention,       improve coverage,
 covered     its strengths to    value and         drive down costs
             make the            quality of care   and make the
             individual market                     system more
             function better                       consumer--oriented

2009 ANNUAL JPMORGAN  HEALTH CARE CONFERENCE | JANUARY 12, 2009              18

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Positioned for Healthcare Reform                                   Aetna Logo
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Aetna is Strategically Positioned to Cover the Uninsured

[GRAPHIC OMITTED]

45.7M
11.0M   Eligible for Medicaid/SCHIP But Not Enrolled
9.7M    Not Citizens of the U.S.
4.7M    College & University Students
9.1M    Income >$75k
13.0M - 16.0M Remaining Uninsured*

Schaller Anderson 2007
Aetna Student Health 2003
Individual Market Expansion 2005+
Strategic Resource Company  2005
Small Group

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Sources: Total Uninsured, Not a Citizen and Income >$75k: U.S. Census: "Income,
Poverty, and Health Insurance Coverage in the United States: 2007" issued
August 2008; Eligible-But-Not-Enrolled: Kaiser Commission on Medicaid and the
Uninsured, "Characteristics of the Uninsured: Who is Eligible for Public
Coverage and Who Needs Help Affording Coverage?", February 2007; College &
University Students: GAO, "Most College Students are Covered through
Employer-Sponsored Plans, and Some Colleges and States Are Taking Steps to
Increase Coverage, March 2008; Estimated number of college students is made up of traditional college students (age18-23) of ~1.7M and non-traditional aged college students of ~3.0M. Note: Non-citizens encompass undocumented persons and others, including lawful permanent residents and refugee/asylum seekers.

2009 ANNUAL JPMORGAN  HEALTH CARE CONFERENCE | JANUARY 12, 2009
           (*Estimated due to some double counting in the above numbers)     19

Positioned for Health Care Reform

Aetna

Sound Strategy for Participating in Government-Sponsored Programs

2008E Revenue		Aetna Strategy
Medicare	**~$4.9B**	▪ Aetna's differentiated Medicare strategy more resilient to potential reimbursement rate changes ▪ Membership is concentrated in network-based Medicare Advantage and Group PFFS ✓ Individual PFFS not a focus ✓ Group PFFS better positioned for reimbursement changes
Medicaid	**~$0.8B**	▪ The acquisition of Schaller Anderson is now fully integrated ▪ Well positioned to capitalize on expansion of the Medicaid market, including growth in ABD and LTC
Federal Employees	**~$1.3B**	▪ Strong track record of providing value added solutions to Federal government employees and their families

2009 ANNUAL J.P. MORGAN HEALTHCARE CONFERENCE | JANUARY 12, 2009

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Key Messages and Agenda                                            Aetna Logo
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o    2008 Industry Leading Performance

o    Health Business Is Strong and Growing Profitably

o    High Quality Balance Sheet & Excellent Capital Position

o    Strategically Positioned for Health Care Reform Opportunities

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o    Sustaining Our Momentum In 2009 and Beyond
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2009 ANNUAL JPMORGAN  HEALTH CARE CONFERENCE | JANUARY 12, 2009              21

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2009 Outlook                                                       Aetna Logo
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           Expected continued economic challenges
              are factored into our 2009 plan
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Medical                            Continued in-group membership attrition
Membership                         assumed in plan

Provider Cost                      Expected provider pricing pressure to offset
                                   bad debt, cost of capital, and lower volumes
                                   factored into medical cost assumptions

Utilization                        Expected changes in utilization patterns
                                   reflected in medical cost assumptions

Investments                        Expected impact of changes in credit spreads
                                   and yield curves assumed in investment
                                   income projections
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2009 ANNUAL JPMORGAN  HEALTH CARE CONFERENCE | JANUARY 12, 2009              22

2009 Preliminary Guidance

Aetna

Aetna is Well Positioned for Continued Success in 2009

Key 2009 Metrics[1]

Operating EPS vs. 2008	
Excluding Pension	12%-14% Growth
Reported Basis	Slightly Lower
Medical Membership	Greater than 1M 1Q09 Growth
Medical Cost Trend	8% ± 50bps

Commentary

- 12%-14% operating EPS growth excluding year-over-year increase in pension expense of $0.54 per share
- Operating EPS slightly lower than 2008 on a reported basis
- 1/1 growth in National Accounts ASC and upper Middle Market
- Medicaid
- Open enrollment
- Pricing in line with trend

The year-over-year increase in pension expense remains a non-cash GAAP item; no change in 2009 outlook for the core operations of the business

2009 ANNUAL J.P. MORGAN HEALTHCARE CONFERENCE | JANUARY 12, 2009

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Long-Term Growth Outlook

Aetna

Committed to Long Term Operating EPS Growth Goal of 15%

Segmentation

- Local Market Expansion
- International Expansion
- Health Care Reform
- M&A Opportunities

Consumerism

- Driving Member Engagement
- Quality & Total Cost Management

Differentiated Brand Experience

Integration

- Commercialization of the Health Concierge and Health Advocacy Models

Operational Excellence

- Significant Investments for Future Profitable Growth
- Stable Medical Benefit Ratios

2009 ANNUAL J.P. MORGAN HEALTHCARE CONFERENCE | JANUARY 12, 2009

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Summary

Aetna

Aetna 2008E Performance	• Industry leading 12-13% operating EPS Growth[1] • Industry leading ~5% organic membership growth • Total MBR in line with original guidance
Health Business Is Strong, Well-Diversified and Growing Profitably	• Double digit health revenue growth model • Disciplined growth in traditional segments with double digit growth in newer segments
High Quality Balance Sheet and Excellent Capital Position	• Strong capital metrics • Estimated change in 4Q08 portfolio market value has improved significantly vs. December 2008 estimate • ~$1B excess capital per year in 2008 and 2009 for share repurchases & M&A

2009 ANNUAL J.P. MORGAN HEALTHCARE CONFERENCE | JANUARY 12, 2009

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Summary

Aetna

Strategically Positioned for Health Care Reform

- Proactively shaping market-based solutions
- Well positioned to capitalize on opportunities to cover the uninsured
- Differentiated Medicare strategy

Sustaining Our Momentum In 2009

- Projected 12-14% operating EPS growth excluding year-over-year increase in pension expense[1]; no change in outlook for core operations of the business
- Leading edge integrated platform expected to drive new business wins in 2009 and 2010

Committed to Long Term Operating EPS Growth Goal of 15%

2009 ANNUAL J.P. MORGAN HEALTHCARE CONFERENCE | JANUARY 12, 2009 26

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Footnotes                                                          Aetna Logo
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(1)  In order to provide a comparison that Aetna believes provides useful information regarding our underlying performance, certain historical and projected financial metrics, including operating earnings per share, health care revenue and our operating expense ratios exclude net realized capital gains and losses and other items, if any. Aetna uses these measures to assess business performance and to make decisions regarding our operations and allocation of resources among our businesses. Each of the excluded items is discussed below:

     o    Net realized capital (losses) gains of $(232.0) million ($(356.8)
          pretax), $(47.9) million ($(73.7) pretax) and $24.1 million ($32.2 million pretax) in the nine months ended September 30, 2008 and for the years ended December 31, 2007 and 2006, respectively, arise from various types of transactions, primarily in the course of managing a portfolio of assets that support the payment of liabilities. However, these transactions do not directly relate to the underwriting or servicing of products for customers and are not directly related to the core performance of Aetna's business operations.

     o    Reduction of reserves for anticipated future losses on discontinued
          products in Large Case Pensions of $28.5 million, after tax, is considered an other item for the nine months ended September 30, 2008 as it represents a reduction of reserves previously established for certain products no longer offered by Aetna that do not benefit ongoing business operations.

     o    As a result of the liquidation proceedings of Lehman Re Ltd. ("Lehman
          Re"), a subsidiary of Lehman Brothers Holdings Inc., Aetna recorded an allowance against its reinsurance recoverable from Lehman Re of $27.4 million ($42.2 million pretax) in the nine months ended September 30,
          2008. This reinsurance was placed in 1999 and is on a closed book of paid-up group whole life insurance business. This is an other item for the nine months ended September 30, 2008 because it does not reflect underlying 2008 performance.

     o    A debt refinancing charge of $8.1 million ($12.4 million pretax), represents the net charge from the write-off of debt issuance costs and the recognition of deferred gains on terminated interest rate swaps in connection with the redemption of Aetna's 8.5 percent senior notes due 2041. This is an other item for the year ended December 31,
          2006, as it does not reflect underlying 2006 business performance.

     o    The write-off of a $47.1 million ($72.4 million pretax), insurance recoverable related to a prior-year physician class action settlement as a result of a trial court summary judgment ruling. This is an other item for the year ended December 31, 2006, as it does not reflect underlying 2006 business performance.

     o    As a result of the acquisition of Broadspire's disability business in
          2006, Aetna impaired approximately $6.2 million ($8.3 million pretax), of Aetna's previously capitalized software, due to the acquisition of a more multifunctional system. This is an other item for the year ended December 31, 2006 as it does not reflect underlying 2006 business performance.

The operating expense ratio is calculated by dividing operating expenses, excluding other items, by total revenue, excluding net realized capital gains or losses. Aetna cannot reconcile the projected operating expense ratio to a comparable GAAP measure, because it cannot project net realized capital gains or losses. In the calculation for projected full-year 2008 operating expense ratio, operating expenses exclude the allowance recorded on the reinsurance recoverable
(described above). In the calculation of the full-year 2006 operating expense ratio, operating expenses exclude the debt refinancing charge, physician class action settlement insurance-related charge, and acquisition-related software charge (each of which are described above).

Projected full year 2008 and actual 2007 revenue in the Health Care segment excludes net realized capital losses (pretax) of $245.4 million and $33.7 reported by Aetna for the nine months ended September 30, 2008 and for the year ended December 31, 2007, respectively. Projected revenue also excludes any future net realized capital gains or losses (pretax), which are included in the comparable GAAP measure.

(2)  Competitor EPS growth based upon First Call consensus estimates

2009 ANNUAL JPMORGAN  HEALTH CARE CONFERENCE | JANUARY 12, 2009              27